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Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In

connection

with

the

quarterly

report

of

Lesaka

Technologies,

Inc.

(“Lesaka”)

on

Form 10-Q

for

the

quarter

ended
December 31,

2024, as filed

with the Securities

and Exchange

Commission on

the date hereof

(the “Report”),

Ali Mazanderani

and
Dan

L.

Smith,

Executive

Chairman

and

Group

Chief

Financial

Officer,

respectively,

of

Lesaka,

certify,

pursuant

to

18
U.S.C. § 1350, that to their knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or

15(d) of the Securities Exchange Act of 1934,
as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.

Date: September 29, 2025 /s/: Ali Mazanderani

Name: Ali Mazanderani

Executive Chairman

Date: September 29, 2025 /s/: Dan L. Smith

Name: Dan L. Smith

Group Chief Financial Officer